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                                                                   Exhibit 10.49


                                    BARCLAYS
                 45, boulevard Haussmann - 75315 Paris Cedex 09
                 Telephone: 01 55 27 55 27 - Fax: 01 55 27 50 01

                                             [date stamp] RECEIVED NOV. 20, 2000


                                                     ROWECOM FRANCE
                                                     C.L.T.
CORPORATE BANKING FRANCE                             B.P. 40
                                                     Villebon sur Yvette
                                                     91121 PALAISEAU Cedex

                                                     ATTN: MR. LUC PRUDHON
CERTIFIED MAIL
                                                     Paris, November 16, 2000

[handwritten]  85 MF [arrow] 31/05  C.[?]

Sirs,

Please find below the credits with unlimited duration that we are making available to you, in your account at our Agency:


1/      . Type of credit............................ Overdraft
        . Rate...................................... Eonia (*) +1%
        . Amount.................................... FRF 5,000,000 (Five million francs)

2/      . Type of credit............................ SEASONAL CREDIT  Dailly Law
                                                     Guaranteed
        . Rate...................................... EURIBOR (**) + 0.50%
        . Amount.................................... FRF 100,000,000.00 (One
                                                     hundred million francs)
        from November 1 to March 31 every year
        . Amount.................................... FRF 55,000,000.00 (Fifty
                                                     five million francs)
        from April 1 to May 31 every year
        . Amount.................................... FRF 13,000,000.00 (Thirteen
                                                     million francs)
        from June 1 through July 31, then suspended until November 1 of the following year.

GUARANTEE: Transfer of accounts receivable in the context of the Dailly Law (invoices contained in our books). For the overdraft, this transfer of receivables will be carried out in the form of a monthly slip sent at the end of the month for the overall amount of the authorization. (This form of operating makes the administrative processing light and simple.)

3/      . Type of credit............................ SPOT OR FORWARD FOREIGN
                                                     EXCHANGE
        . Maximum outstanding amount................ FRF 150,000,000.00 (One hundred fifty million
                                                     francs)

It is specified that the interest conditions mentioned above are likely to vary according to changes in the base rates.

Any modification to this base rate will be applicable following its publication by the competent divisions at the Banque de France or the Association Francaise des Banques, or any other financial authority, especially foreign, depending on the circumstances.

THIS LETTER SUPERSEDES THE LETTER DATED DECEMBER 7, 1999.


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With these facilities granted for an undetermined duration, we specify that paragraph 1 of Article 60 of Law No. 84-46 dated January 24, 1984 obligates us to inform you of notice deadlines with which we would comply in the event of their reduction or their cancellation:

         * 30 days for the discount and the transferred receivable credits,
         * 60 days for the other credits.

These deadlines will be determined counting from the date that our certified letter with return receipt requested notifying you of our decision is sent.

We hope that our cooperation will allow us to further develop our relationship, and we remind you that we are making available to you all of the services that our Agency is capable of offering to its clientele.

We thank you for your trust.

Sincerely,

[signature]                                 [signature]
Louis Rovani                                Fabienne Maillot
Relationship Manager                        Corporate Manager Assistant

(*) Eonia: Euro Over Night Index Average
(**) EURIBOR: Europe Interbank Offered Rate (rate for the period in question)